INVENTORIES, NET	12 Months Ended
Dec. 31, 2024
Inventory Disclosure [Abstract]
INVENTORIES, NET	INVENTORIES, NET
Inventories are stated at the lower of cost or estimated net realizable value. Cost is primarily determined based on the first-in, first-out inventory method ("FIFO") or average cost methods, which approximates current replacement cost. However, certain Carrier entities use the last-in, first-out inventory method ("LIFO").

Inventories, net consisted of the following:

(In millions)	2024	2023
Raw materials	$625	$534
Work-in-process	213	245
Finished goods	1,461	1,044
Inventories, net	$2,299	$1,823

The Company performs periodic assessments utilizing customer demand, production requirements and historical usage rates to determine the existence of excess and obsolete inventory and records necessary provisions to reduce such inventories to the lower of cost or estimated net realizable value. Raw materials, work-in-process and finished goods are net of valuation reserves of $215 million and $173 million as of December 31, 2024 and 2023, respectively.
Certain entities use LIFO to determine the cost of inventory. If inventories that were valued using the LIFO method had been valued under the FIFO method, the net book value of the inventories would have been higher by $238 million and $226 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, approximately 39% and 42%, respectively, of all inventory utilized the LIFO method.